                                                                       EX-99.B16

DELAWARE GROUP POOLED TRUST REAL ESTATE INVESTMENT TRUST
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning OFFER                                 $11.14
Initial Shares                                  89.767


    Fiscal         Beginning             Dividends             Reinvested             Cumulative
     Year            Shares             for Period               Shares                 Shares
----------------------------------------------------------------------------------------------------
    1996             89.767               $0.000                 0.000                  89.767
----------------------------------------------------------------------------------------------------


Ending Shares                                                   89.767
Ending NAV                                              x       $12.49
                                                             ---------
Investment Return                                            $1,121.19




------------------------
Investment Return                                            $1,121.19
Less Initial Investment                                      $1,000.00
                                                             ---------

                                                               $121.19 / $1,000.00 x 100

Total Return:                                                    12.12%

DELAWARE GROUP POOLED TRUST REAL ESTATE INVESTMENT TRUST
TOTAL RETURN PERFORMANCE
SIX MONTHS

Initial Investment                               $1,000.00
Beginning OFFER                                     $10.56
Initial Shares                                      94.697


Fiscal             Beginning             Dividends             Reinvested           Cumulative
Year               Shares                for Period            Shares                 Shares
------------------------------------------------------------------------------------------------
 1996               94.697                $0.000                0.000                  94.697
------------------------------------------------------------------------------------------------


ENDING SHARES                                                  94.697
ENDING NAV                                              x      $12.49

                                                             --------
INVESTMENT RETURN                                           $1,182.77




------------------------
INVESTMENT RETURN                                           $1,182.77
LESS INITIAL INVESTMENT                                     $1,000.00

                                                             --------

                                                              $182.77 / $1,000.00 x 100

TOTAL RETURN:                                                   18.28%

DELAWARE GROUP POOLED TRUST REAL ESTATE INVESTMENT TRUST
TOTAL RETURN PERFORMANCE
NINE MONTHS

Initial Investment                       $1,000.00
Beginning OFFER                             $10.46
Initial Shares                              95.602


Fiscal             Beginning             Dividends             Reinvested             Cumulative
Year               Shares                for Period            Shares                 Shares
--------------------------------------------------------------------------------------------------
1996               95.602                $0.000                 0.000                  95.602
--------------------------------------------------------------------------------------------------


ENDING SHARES                                                   95.602
ENDING NAV                                               x      $12.49

                                                             ---------
INVESTMENT RETURN                                            $1,194.07






------------------------
INVESTMENT RETURN                                            $1,194.07
LESS INITIAL INVESTMENT                                      $1,000.00
                                                             ---------

                                                               $194.07 / $1,000.00 x 100



TOTAL RETURN:                                                    19.41%

DELAWARE GROUP POOLED TRUST FIXED INCOME
TOTAL RETURN PERFORMANCE
THREE MONTHS

--------------------------------------------------------------------------------


Initial Investment                       $1,000.00
Beginning OFFER                              $9.84
Initial Shares                             101.626


    Fiscal         Beginning           Dividends            Reinvested         Cumulative
     Year           Shares            for Period              Shares              Shares
------------------------------------------------------------------------------------------
    1996           101.626              $0.154                1.594              103.220
-----------------------------------------------------------------------------------------


Ending Shares                                                 103.220
Ending NAV                                              x      $10.01

                                                          -----------
Investment Return                                           $1,033.23





------------------------
Investment Return                                           $1,033.23
Less Initial Investment                                     $1,000.00
                                                          -----------

                                                               $33.23 / $1,000.00 x 100

Total Return:                                                    3.32%

DELAWARE GROUP POOLED TRUST FIXED INCOME
TOTAL RETURN PERFORMANCE
SIX MONTHS

Initial Investment                                           $1,000.00
Beginning OFFER                                                  $9.88
Initial Shares                                                 101.215


Fiscal             Beginning             Dividends             Reinvested             Cumulative
Year               Shares                for Period            Shares                 Shares
----------------------------------------------------------------------------------------------------------------
1996               101.215                $0.307                3.194                104.409
----------------------------------------------------------------------------------------------------------------


ENDING SHARES                                                    104.409
ENDING NAV                                                  x     $10.01

                                                               ---------
INVESTMENT RETURN                                              $1,045.13

------------------------
INVESTMENT RETURN                                              $1,045.13
LESS INITIAL INVESTMENT                                        $1,000.00

                                                               ---------

                                                                  $45.13  / $1,000.00 x 100

TOTAL RETURN:                                                       4.51%

DELAWARE GROUP POOLED TRUST LABOR SELECT INTERNATIONAL EQUITY
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                      $10.88
Initial Shares                                       91.912


 Fiscal             Beginning           Dividends           Reinvested            Cumulative
  Year                Shares            for Period            Shares                Shares
----------------------------------------------------------------------------------------------------------------
  1996                 91.912             $0.030              0.241                  92.153
----------------------------------------------------------------------------------------------------------------


Ending Shares                                                   92.153
Ending NAV                                              x       $11.69

                                                            ----------
Investment Return                                            $1,077.27






------------------------
Investment Return                                            $1,077.27
Less Initial Investment                                      $1,000.00

                                                            ----------
                                                                $77.27 / $1,000.00 x 100



Total Return:                                                     7.73%

                                   EX-99.B16

DELAWARE GROUP POOLED TRUST LABOR SELECT INTERNATIONAL EQUITY
TOTAL RETURN PERFORMANCE
SIX MONTHS

Initial Investment                                 $1,000.00
Beginning OFFER                                       $11.02
Initial Shares                                        90.744


Fiscal             Beginning           Dividends            Reinvested          Cumulative
Year               Shares              for Period           Shares                Shares
---------------------------------------------------------------------------------------------
1996                90.744              $0.060               0.487                91.231
---------------------------------------------------------------------------------------------


ENDING SHARES                                                  91.231
ENDING NAV                                                x    $11.69

                                                           ----------
INVESTMENT RETURN                                           $1,066.49

------------------------
INVESTMENT RETURN                                           $1,066.49
LESS INITIAL INVESTMENT                                     $1,000.00

                                                           ----------

                                                               $66.49 / $1,000.00 x 100

TOTAL RETURN:                                                    6.65%

DELAWARE GROUP POOLED TRUST LABOR SELECT INTERNATIONAL EQUITY
TOTAL RETURN PERFORMANCE
NINE MONTHS

Initial Investment                                  $1,000.00
Beginning OFFER                                        $10.58
Initial Shares                                         94.518


Fiscal             Beginning             Dividends             Reinvested             Cumulative
Year               Shares                for Period            Shares                 Shares
----------------------------------------------------------------------------------------------------
1996               94.518                $0.090                 0.772                  95.290
----------------------------------------------------------------------------------------------------


ENDING SHARES                                                     95.290
ENDING NAV                                             x          $11.69

                                                             -----------
INVESTMENT RETURN                                              $1,113.94







------------------------
INVESTMENT RETURN                                              $1,113.94
LESS INITIAL INVESTMENT                                        $1,000.00

                                                             -----------

                                                                 $113.94 / $1,000.00 x 100

TOTAL RETURN:                                                      11.39%

DELAWARE GROUP POOLED TRUST GLOBAL FIXED INCOME
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996

--------------------------------------------------------------------------------

 AVERAGE ANNUAL COMPOUNDED RATE OF RETURN:

                                   n
                           P(1 + T) = ERV

    THREE
    YEARS
-------------
                     3
         $1000(1 - T) = $1,394.61


T =         11.73%

DELAWARE GROUP POOLED TRUST GLOBAL FIXED INCOME
TOTAL RETURN PERFORMANCE
THREE YEAR

Initial Investment                      $1,000.00
Beginning OFFER                            $11.09
Initial Shares                             90.171


Fiscal          Beginning           Dividends           Reinvested          Cumulative
Year            Shares              for Period          Shares                Shares
------------------------------------------------------------------------------------------
 1994             90.171              1.526               14.092              104.263
------------------------------------------------------------------------------------------
 1995            104.263              0.410                4.262              108.525
------------------------------------------------------------------------------------------
 1996            108.525              1.102               11.493              120.018
------------------------------------------------------------------------------------------



Ending Shares                                                120.018
Ending NAV                                           x        $11.62

                                                        ------------
Investment Return                                          $1,394.61






------------------------
Investment Return                                          $1,394.61
Less Initial Investment                                    $1,000.00

                                                        ------------
                                                             $394.61 / $1,000.00 x 100

Total Return:                                                  39.46%